CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY [*]. THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                  YAHOO! INC.
                             ADVERTISING AGREEMENT


         THIS ADVERTISING AGREEMENT (the "Agreement") is made as of this 14 day of April, 1998 (the "Effective Date") between YAHOO! INC., a California corporation, with offices at 3400 Central Expressway, Suite 201, Santa Clara, CA 95051 ("Yahoo") and NetGrocer Inc. ("NetGrocer"), a Delaware corporation, with offices at 333 7th Avenue, 11th Floor, New York, NY 10001.

1.       DEFINITIONS.

         "NetGrocer Competitor" shall mean those companies set forth on Exhibit
         A. NetGrocer may request in writing, and Yahoo shall not unreasonably withhold, the addition of qualified competitors to Exhibit A with the criterion for such competitor being online or offline supermarkets, grocery stores or similar stores which offer selections of consumer packaged grocery goods and/or fresh groceries of a similar nature to those selections generally offered by NetGrocer. In no event shall any Prepared Food Entity be deemed a "NetGrocer Competitor" and in no event shall any banner/promotional advertising for takeout or delivery of prepared fresh meals by any Prepared Food Entity be prohibited under this Agreement.

         "Prepared Food Entity" shall mean any company or service whose primary business is the on-line or off-line ordering or provision of takeout or delivery of prepared fresh meals (or the aggregation of companies or services that facilitate the ordering or provision of takeout or delivery of prepared fresh meals) and as to which such services of prepared fresh meals accounts for more than [*] of such entities revenue.

         "Click-through" shall mean a user presence at the NetGrocer Site that originated from the Visa Shopping Guide by Yahoo or any banner promotional advertisements or promotions that are part of this Agreement or the Insertion Order.

         "NetGrocer Site" shall mean the on-line packaged grocery goods and supermarket services owned, offered or operated by NetGrocer or any successors thereto and currently located at http://www.NetGrocer.com.

         "Visa Shopping Guide" shall mean that property currently referred to as the "Visa Shopping Guide by Yahoo", and located at http://shopguide.yahoo.com or any successor thereto that is a similar shopping property in which Yahoo has the similar right to place merchants.

2. TERM. This Agreement shall commence upon the Effective Date and, unless terminated as provided herein, shall remain in effect for a term of two years from the start date of the Insertion Order attached as Exhibit B or, if later the satisfaction of the guaranteed Click-Through for the periods covered by the two year term.

3. INSERTION ORDER. This Agreement is being executed in connection with an Insertion Order (the "Insertion Order"). Subject to Section 16 and
         Section 18 herein, the Insertion Order is hereby incorporated herein by reference, and the terms of this Agreement are hereby incorporated into the Insertion Order by reference. In the event of any inconsistency between the Insertion Order (including the Standard Terms and Conditions incorporated therein) and this Agreement, the terms of this Agreement shall control.

4. TERMS OF PAYMENT. NetGrocer will be invoiced monthly during the contract period set forth on the Insertion Order. Payment shall be made to Yahoo within thirty (30) days from the date of invoice. Amounts paid after such date shall bear interest at the rate of one percent (1%) per month (or the highest rate permitted by law, if less); except that amounts that are the subject of a good faith dispute by NetGrocer shall be exempt from interest for a period of thirty (30) days from the date of invoice. In the event of any failure by NetGrocer to make payment when due, including without limitation any payments due under this Section 4, Section 8, or Section 11, NetGrocer will be responsible for all reasonable expenses (including attorneys' fees) incurred by Yahoo in collecting such amounts.

5. POSITIONING. Except as otherwise expressly provided in the Insertion Order, positioning of advertisements within the Yahoo properties is at the sole discretion of Yahoo. NetGrocer acknowledges that Yahoo has not made any guarantees with respect to usage statistics and Yahoo shall not be held liable for any claims relating to usage statistics that are provided by Yahoo to NetGrocer.

6. VISA SHOPPING GUIDE. For the term of the Agreement Yahoo will display a text and/or graphic link, at Yahoo's discretion to the NetGrocer Site in the "Merchant Spotlight" promotion area Food Page of the Visa Shopping Guide. The "Food Page" is currently located at http://shopguide.yahoo.com/shopguide/food.html. The link to the NetGrocer Site shall appear in a manner similar to other merchants included in the Merchant Spotlight section of the Visa Shopping Guide. During the term of this Agreement, no NetGrocer Competitor shall be permitted to purchase banner advertisements on the Food Page of the Visa Shopping Guide.

7. CLICK-THROUGHS. In accordance with the Insertion Order attached hereto as Exhibit B, Yahoo shall deliver no less than [*] Click-throughs to the NetGrocer Site from any Yahoo property during each calendar quarter of the first year of this Agreement. During the second year of this Agreement, Yahoo shall deliver no less than [*] Click-throughs per calendar quarter. NetGrocer shall pay to Yahoo the monthly amounts according to the payment schedule set forth on the Insertion Order. Yahoo shall use reasonable commercial efforts to deliver [*] Click-throughs per month during the first year of this Agreement. Yahoo shall use reasonable commercial efforts to deliver [*] Click-throughs per month during the second year of this Agreement.

         (a) If Yahoo misses any quarterly guaranteed Click-through amount, Yahoo shall "make good" the difference within [*] following the end of such quarter. If Yahoo does not make good the difference within [*], NetGrocer may suspend that portion of its monthly payments under
         Section 4 above that represent the percentage of Click-throughs missed by Yahoo in such quarter until Yahoo delivers such make goods. At that time, and assuming that Yahoo is in compliance with the guaranteed Click-through amounts for all quarters, NetGrocer's monthly payments shall resume in full and NetGrocer shall pay Yahoo the amount suspended from its prior monthly payments.

         (b) If Yahoo misses any quarterly guaranteed Click-through amount and Yahoo also delivers less than [*] page views during that quarter, then Yahoo shall "make good" the Click-through difference within [*] following the end of such quarter. If Yahoo does not make good the Click- through difference within thirty (30) days, NetGrocer may suspend that portion of its monthly payments under Section 4 above, and that portion of its monthly payments payable for exclusivity under
         Section 8 below, that represent the percentage of Click-throughs missed by Yahoo in such quarter until Yahoo delivers such make goods. At that time, and assuming that Yahoo is in compliance with the guaranteed Click-through amounts for all quarters, NetGrocer's monthly payments shall resume in full and NetGrocer shall pay Yahoo the amount suspended from its prior monthly payments.

         (c) The provisions set forth in this Section 7 and the exclusivity required by Section 8 for the term of this Agreement (as extended, to the extent applicable, in accordance with the provisions of Section 2) set forth the entire liability of Yahoo, and NetGrocer's sole remedy, for Yahoo's breach of its obligations with respect to Click-throughs and page views.

8. EXCLUSIVITY. Commencing upon the Effective Date, no NetGrocer Competitor shall be permitted to place or to purchase from Yahoo banner/promotional advertising on the Yahoo Internet properties that are defined on Exhibit B (the "Exclusive Properties") and Yahoo agrees to use reasonable efforts to prevent third parties that are entitled to place ads on behalf of Yahoo from placing any banner/promotional advertisements of NetGrocer Competitors on the Exclusive Properties. In addition, Yahoo shall use reasonable efforts to exclude advertisements promoting products or services that are similar to those generally offered by NetGrocer from any paid advertiser on the Exclusive Properties. The definition of "Exclusive Properties" shall include specialty Internet sites, features or pages developed, controlled and solely branded by Yahoo after the Effective Date that are focused on information related to supermarket or grocery store services and the ordering and provision of packaged grocery goods on-line. In no event shall pages that appear in response to searches submitted to search engines operated by entities other than Yahoo be deemed to be part of the Exclusive Properties and notwithstanding anything else in this Agreement, in no event shall any banner/promotional advertising for food-related gift items be prohibited under this Agreement.

         In consideration of the foregoing exclusivity, NetGrocer shall pay Yahoo, in addition to the amounts set forth in the Insertion Order and referenced in Section 4, (i) [*] during the first year of this Agreement payable in equal monthly payments of [*] month and (ii) [*] during the second year of this Agreement payable in equal monthly payments of [*] month. All payments shall be made on the first day of each month with the first payment due upon the execution of this Agreement.

         NetGrocer shall, prior to the end of the term of this Agreement, receive an additional advertising presence defined as [*] home page promotions, with total aggregate exposure of [*] page views, and [*] page views as run of Yahoo! network banner advertisements. All home page promotions shall be pursuant to Yahoo's standard terms, conditions, procedures and policies and the timing and duration of such home page promotions shall be as mutually agreed upon subject to availability.

9. Yahoo shall provide account management support and shall make reasonable efforts to hold monthly account reviews with NetGrocer.

10. During the term of the Agreement, Yahoo shall provide weekly and monthly reports showing the number of impressions and Click-throughs of the advertising banners and other placements described in the Insertion Order. Yahoo shall maintain accurate records in accordance with generally accepted methods of accounting for all transactions which are the subject of this Agreement. NetGrocer may, no more frequently than once per quarter and upon no less than thirty (30) days written notice, request access to such records for the purposes of inspection by an independent accounting firm during normal business hours. Such request shall not be unreasonably withheld. The cost of such inspection shall be borne by NetGrocer, unless the inspection by such accounting firm reveals a variance of five percent (5%) or more from the number provided by Yahoo, in which event the cost of such inspection shall be borne by Yahoo.

11.      CANCELLATION AND TERMINATION.

         (a) Termination by either Party with Cause. This Agreement may be terminated at any time by either party: (i) immediately upon written notice if the other party: (a) becomes insolvent; (b) files a petition in bankruptcy; or (c) makes an assignment for the benefit of its creditors; or (ii) thirty (30) days after written notice to the other party of such other party's breach of its obligations under this Agreement in any material respect, which breach is not remedied within such thirty (30) day period.

         (b) The provisions of Section 4, 10, 13, 14, 15, 19 and 20 as well as any accrued payment obligations shall survive expiration or termination of this Agreement for any reason.

12. NO ASSIGNMENT OR RESALE OF AD SPACE. NetGrocer may not resell, assign or transfer any of its rights hereunder, other than, with Yahoo's prior written consent, to a purchaser of all or substantially all the assets of NetGrocer or to any entity which controls or is under common control with NetGrocer; provided that Yahoo agrees that it shall not unreasonably withhold its consent to any such assignment by NetGrocer, and any attempt to resell, assign or transfer such rights without Yahoo's written consent shall result in immediate termination of this contract, without liability to Yahoo.

13. LIMITATION OF LIABILITY. In the event that Yahoo used reasonable efforts but fails to publish an advertisement in accordance with the schedule agreed upon pursuant to this Agreement (or in the event of any other failure, technical or otherwise, of such advertisement to appear as provided in the Insertion Order), the sole liability of Yahoo to NetGrocer shall be limited to, at Yahoo's option, either a refund of the advertising fee or placement of the advertisement within a reasonable time in a comparable position. In no event shall Yahoo be responsible for any consequential, special, lost profits or other damages arising from any failure to timely publish any advertisement in accordance with the Insertion Order. Without limiting the foregoing, Yahoo shall have no liability for any failure or delay resulting from any governmental action, fire, flood, insurrection, earthquake, power failure, riot, explosion, embargo, strikes whether legal or illegal, labor or material shortage, transportation interruption of any kind, work slowdown or any other condition beyond the control of Yahoo affecting production or delivery in any manner; provided that NetGrocer shall have the right to terminate this Agreement without any further payment obligation on the part of NetGrocer with written notice to Yahoo in the event that such event occurs and continues for a period of sixty (60) days from the date of the notice.

         EXCEPT AS PROVIDED IN SECTION 14, UNDER NO CIRCUMSTANCES SHALL YAHOO OR NETGROCER BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES ARISING FROM THIS AGREEMENT, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOSS BUSINESS.

14. NETGROCERS REPRESENTATIONS; INDEMNIFICATION. NetGrocer represents that it has full authority to enter into this Agreement and the Insertion Order and that NetGrocer has the right to publish the contents of the subject advertisements, without infringement of any rights of any third party. In consideration of such publication, NetGrocer, at its own expense, will indemnify, defend and hold harmless Yahoo, and its employees, representatives, agents and affiliates, against any claim, suit, action, or other proceeding brought against Yahoo based on or arising from a claim that the NetGrocer content or advertisement as delivered to Yahoo by NetGrocer, any NetGrocer brand feature, any material, data or service distributed or provided by NetGrocer, product produced by NetGrocer, or any material presented on any site on the Internet produced, maintained, or published by NetGrocer, infringes in any manner any intellectual property right of any third party or contains any material or information that is unlawful, obscene, defamatory, libelous, slanderous, or that otherwise violates any rights of any person, including, without limitation, rights of publicity, privacy or personality, is negligently performed, or has otherwise resulted in consumer fraud, product liability or any tort, injury, damage or harm to any person or entity. NetGrocer will pay any and all costs, damages, and expenses, including, but not limited to, reasonable attorneys' fees and costs awarded against or otherwise incurred by Yahoo in connection with or arising from any such claim, suit, action or proceeding. It is understood and agreed that Yahoo does not intent and will not be required to edit or review for accuracy or appropriateness any NetGrocer advertisement or content and that NetGrocer does not intend and shall not be required to review or investigate the ability or authorization of any supplier or seller of products to NetGrocer to sell or supply such products.

15. TRADEMARK LICENSE. NetGrocer retains all right, title and interest in and to the NetGrocer Site, its trademarks, service marks and tradenames worldwide. NetGrocer grants Yahoo a non-exclusive limited license to use its trademarks, service marks and tradenames only in connection with placing links to and banner advertising on behalf of NetGrocer and performing its other advertising and promotional obligations set forth herein. All such use shall be in accordance with NetGrocer's policies regarding trademark usage as provided to Yahoo by NetGrocer.

16. PROVISION OF ADVERTISING MATERIALS. NetGrocer will provide all material for the advertisement (including GIF files), in accordance with Yahoo's policies as provided to NetGrocer by Yahoo from time to time, including (without limitation) the manner of transmission to Yahoo and the time prior to publication of the advertisement. Yahoo shall not be required to publish any advertisement that is not received in accordance with such policies.

17. RIGHT TO REJECT ADVERTISEMENT. All contents of advertisements are subject to Yahoo's reasonable approval and will meet Yahoo's current specifications. Yahoo reserves the right to reasonably reject or cease to publish any banner advertisement. In addition, Yahoo shall have the absolute right to reject any URL link embodied within any advertisement.

18. INTERNATIONAL TRAFFIC. Yahoo! agrees to make reasonable efforts to provide the ability for NetGrocer to preclude serving banners to users requesting pages from the Yahoo properties who are not located within the United States. Yahoo shall make reasonable effort to attempt to implement such ability on or before two months from the start of the Insertion Order.

19. CONSTRUCTION. The terms of this Agreement may only be modified by written agreement of both parties. NO TERM OR CONDITION PLACED BY NETGROCER IN AN INSERTION ORDER SHALL BE BINDING ON YAHOO UNLESS EXPRESSLY AGREED TO IN WRITING BY YAHOO. In the event of any conflict or inconsistency between the Insertion Order and this Agreement, this Agreement shall control.

20.      MISCELLANEOUS.
         Notices. All notices, requests and other communications called for by this agreement shall be deemed to have been given immediately if made by telecopy or electronic mail (confirmed by concurrent written notice sent first class U.S. mail, postage prepaid), if to Yahoo at 3400 Central Expressway, Suite 201, Santa Clara, CA 95051, Fax; (408) 731-3301 Attention: Chief Operating Officer (e-mail: jmallett@yahoo.com), with a copy to its General Counsel (e-mail: jplace@yahoo.com), and if to NetGrocer at the physical and electronic mail addresses set forth on the signature page of this Agreement to the attention of President, with a copy to Sheldon G. Nussbaum at Fulbright & Jaworski, L.L.P., 666 5th Avenue, New York, NY 10103, Fax;
         (212) 752-5958 (e-mail: snussbaum@fulbright.com) or to such other addresses as either party shall specify to the other.

         Miscellaneous Provisions. This Agreement will be governed by and construed in accordance with the laws of the State of California, without reference to conflicts of laws rules, and without regard to its location of execution or performance. If any provision of this Agreement is found invalid or unenforceable, that provision will be enforced to the maximum extent permissible, and the other provisions of this Agreement will remain in force. Neither this Agreement, nor any terms and conditions contained herein may be construed as creating or constituting a partnership, joint venture or agency relationship between the parties. No failure of either party to exercise or enforce any of its rights under this Agreement will act as a waiver of such rights. This Agreement and its exhibits are the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding and replacing any and all prior agreements, communications, and understandings, both written and oral, regarding such subject matter. This Agreement may only be modified, or any rights under it waived, by a written document executed by both parties. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute a single instrument. Execution and delivery of this Agreement may be evidenced by facsimile transmission. In any proceeding or action brought by a party to this Agreement to enforce the terms of this Agreement, the prevailing party shall be entitled to attorneys fees and expenses. The terms of this Agreement shall be deemed confidential information of Yahoo, and NetGrocer, and neither party shall disclose such information to any third party except to its respective attorneys, accountants or as required by law or as otherwise deemed necessary or prudent by counsel solely in order to comply with federal securities laws.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

           YAHOO! INC.                               NETGROCER INC.


By: /s/ Aniel Singh                       By: /s/ Daniel Nissan
   ---------------------------               ---------------------------
Title:     V.P. of Sales                  Title:     President & CEO

Address:   3400 Central Expressway        Address:   333 7th Avenue
           Santa Clara, CA  95051                    New York, NY  10001

Telecopy:  408-731-3301                   Telecopy:  212-244-0031

E-mail:    singh@yahoo-inc.com            E-mail:    daniel@netgrocer.com

                                   EXHIBIT A
                             NETGROCER COMPETITORS


                                      [*]

                                   EXHIBIT B

                              EXCLUSIVE PROPERTIES

                            www.yahoo.com DIRECTORY
                          www.yahoo.com SEARCH RESULTS
                                YAHOO GET LOCAL

                 YAHOO METROS (ANY ADDITIONAL METROS LAUNCHED)
                                 YAHOO ATLANTA
                                  YAHOO MIAMI
                                 YAHOO NEW YORK
                                  YAHOO BOSTON
                                 YAHOO CHICAGO
                               YAHOO LOS ANGELES
                              YAHOO SAN FRANCISCO
                                 YAHOO SEATTLE
                                  YAHOO AUSTIN
                                  YAHOO DALLAS
                              YAHOO WASHINGTON, DC
                           YAHOO MINNEAPOLIS/ST. PAUL

                              YAHOO PEOPLE SEARCH
                               YAHOO CLASSIFIEDS
                                   YAHOO NEWS
                                 YAHOO WEATHER
                                   YAHOO MAPS
                                  YAHOO SPORTS
                                 YAHOO FINANCE

                          VISA SHOPPING GUIDE BY YAHOO

                                   EXHIBIT C
                                     YEAR 1

                                YAHOO! MAIN SITE
                          ADVERTISING INSERTION ORDER
                              HTTP:/WWW.YAHOO.COM

ORDER         #11514                   SALES CONTACT     Scott Hoffman
REVISION      0
TYPE                                   PHONE             212-508-0242
DATE          04/09/98                 FAX               212-750-5917
                                       EMAIL             shoffman@yahoo-inc.com
ADVERTISER    NetGrocer Inc.           AGENCY
URL
ADDRESS       333 7th Ave 11th Floor   ADDRESS
              New York, NY 10001
CONTACT       Daniel Nissen            CONTACT
PHONE         212-980-4770 x 10        PHONE
FAX           212-980-3899             FAX
EMAIL         daniel@netgrocer.com     EMAIL
-------------------------------------------------------------------------------


Start Date:   End Date:                Contract Length:
04/15/98      04/14/99                 365 Days

Location:     Total Clicks             Total Amount

Network
Space Groups
 4/15/98 - 4/14/99 run_network         [*]                    [*]

Visa Shopping Guide By Yahoo!                                 [*]
 4/15/98 - 4/14/99 /food merchant spotlight

Other Instructions
Yahoo! guarantees [*] click throughs per contract quarter from April 15th
1998 to April 14th 1999 at [*] per click, in accordance with page 2, section 7 of the attached advertising agreement dated April 1998. This insertion order shall be referred to as exhibit C Year 1 of the attached advertising agreement.

                     Total Net Cost                        [*]
                     Terms: Net 30 days
                     Billing Instructions:  Monthly

-------------------------------------------------------------------------------

MATERIALS: Banner: 460w x 55h pixels, less than 8 bytes, GIF format: target URL, Alt Text (30 characters max).


All materials must be delivered at least 7 business days before the start date to admin@aol.com. Any changes during the insertion terms must be delivered at least 4 business days prior to change. A Yahoo! Insertion Order Number and Flight Date must be referenced in all correspondence. Please see attached "Yahoo! Advertising Banner Requirements and Submission Guidelines".

This insertion order is subject to the attached standard terms and conditions for Yahoo! advertising and is valid for three (3) business days from the date of this order. This agreement is non-cancelable.

Authorized by:                          Phone:                 Date:
              --------------------------      -----------------     -----------
Production Contact:                     Phone:                 Date:
                   ---------------------      -----------------     -----------

                                   EXHIBIT C
                                     YEAR 2

                                YAHOO! MAIN SITE
                          ADVERTISING INSERTION ORDER
                              HTTP:/WWW.YAHOO.COM

ORDER       #11514A                   SALES CONTACT    Scott Hoffman
REVISION    0
TYPE                                  PHONE            212-508-0242
DATE        04/09/98                  FAX              212-750-5917
                                      EMAIL            shoffman@yahoo-inc.com
ADVERTISER  NetGrocer Inc.            AGENCY
URL
ADDRESS     333 7th Ave 11th Floor    ADDRESS
            New York, NY 10001
CONTACT     Daniel Nissen             CONTACT
PHONE       212-980-4770 x 10         PHONE
FAX         212-980-3899              FAX
EMAIL       daniel@netgrocer.com      EMAIL
-------------------------------------------------------------------------------


Start Date:                        End Date:               Contract Length:
04/15/99                           04/14/00                365 Days

Location:                          Total Clicks            Total Amount

Network
Space Groups
 4/15/99 - 4/14/00 run_network     [*]                     [*]

Visa Shopping Guide By Yahoo!                              [*]
 4/15/99 - 4/14/00 /food merchant spotlight

Other Instructions
Yahoo! guarantees [*] click throughs per contract quarter from April 15th
1999 to April 14th 2000 at [*] per click, in accordance with page 2, section
7 of the attached advertising agreement dated April 1998. This insertion order shall be referred to as exhibit C Year 2 of the attached advertising agreement.

                                Total Net Cost                       [*]
                                Terms: Net 30 days
                                Billing Instructions:  Monthly

-------------------------------------------------------------------------------

MATERIALS: Banner: 460w x 55h pixels, less than 8 bytes, GIF format: target URL, Alt Text (30 characters max).

All materials must be delivered at least 7 business days before the start date to admin@aol.com. Any changes during the insertion terms must be delivered at least 4 business days prior to change. A Yahoo! Insertion Order Number and Flight Date must be referenced in all correspondence. Please see attached "Yahoo! Advertising Banner Requirements and Submission Guidelines".

This insertion order is subject to the attached standard terms and conditions for Yahoo! advertising and is valid for three (3) business days from the date of this order. This agreement is non-cancelable.

Authorized by:                          Phone:                 Date:
              --------------------------      -----------------     -----------
Production Contact:                     Phone:                 Date:
                   ---------------------      -----------------     -----------

NetGrocer Inc.
Insertion Order #11514
Exhibit C to Advertising Agreement dated April, 1998

YEAR ONE 4/15/1998 - 4/14/1999

===========================================================================================================================
     **           Q1         Q1         Q1         Q1        Q2         Q2         Q2         Q2         Q3         Q3
                 Month      Month      Month     TOTAL      Month      Month      Month      TOTAL      Month      Month
                   1          2          3                    4          5          6                     7          8
---------------------------------------------------------------------------------------------------------------------------
CLICKS                                         [*]                                         [*]

---------------------------------------------------------------------------------------------------------------------------
Payment        [*]        [*]        [*]       [*]        [*]        [*]        [*]        [*]        [*]        [*]
Due            0          0          0         0          0          0          0          0          0          0
   Net 30
===========================================================================================================================

==============================================================================
   Q3         Q3         Q4         Q4         Q4        Q4         YEAR 1
  Month      TOTAL      Month     Month      Month      TOTAL       TOTAL
    9                    10         11         12
------------------------------------------------------------------------------
           [*]                                        [*]        [*]
                                                      0
------------------------------------------------------------------------------
[*]        [*]        [*]       [*]        [*]        [*]        [*]
0          0          0         0          0          00         0

==============================================================================

**Month 1 commences April 15, 1998


YEAR TWO 4/15/1999 - 4/14/2000

===========================================================================================================================
     **           Q1         Q1         Q1         Q1        Q2         Q2         Q2         Q2         Q3         Q3
                 Month      Month      Month     TOTAL      Month      Month      Month      TOTAL      Month      Month
                  13         14         15                   16         17         18                    19         20
---------------------------------------------------------------------------------------------------------------------------
CLICKS                                         [*]                                         [*]

---------------------------------------------------------------------------------------------------------------------------
Payment        [*]        [*]        [*]       [*]        [*]        [*]        [*]        [*]        [*]        [*]
Due            0          0          0         0          0          0          0          0          0          0
   Net 30
===========================================================================================================================
==============================================================================
   Q3         Q3         Q4         Q4         Q4        Q4         YEAR 2
  Month      TOTAL      Month     Month      Month      TOTAL       TOTAL
   21                    22         23         24
------------------------------------------------------------------------------
           [*]                                        [*]        [*]
                                                      0
------------------------------------------------------------------------------
[*]        [*]        [*]       [*]        [*]        [*]        [*]
0          0          0         0          0          50         0

==============================================================================

**Month 1 commences April 15, 1999